UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2020

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway,	Redwood City,	California	94065-1175
(Address of Principal Executive Offices)			(Zip Code)

(650)	628-1500
(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Item 1.01    Entry into a Material Definitive Agreement.

On December 14, 2020, Electronic Arts Inc., a Delaware corporation (the “Company”), issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Code”) disclosing the terms of a recommended offer (the “Offer”) by Codex Games Limited, an indirect subsidiary of the Company, to acquire all of the issued and to be issued ordinary shares of Codemasters Group Holdings plc, a public limited company registered in England and Wales (“Codemasters”), in a cash transaction (the “Acquisition”). In connection with the Acquisition, on December 14, 2020, the Company and Codemasters entered into a Co-operation Agreement (the “Co-operation Agreement”).

Rule 2.7 Announcement

Under the terms of the Acquisition, Codemasters shareholders will receive 604 pence in cash for each ordinary share of Codemasters by means of a court sanctioned scheme of arrangement (the “Scheme”) between Codemasters and Codemasters shareholders under the UK Companies Act of 2006, as amended (the “Companies Act”). Based on the exchange rate of US$1.3211:£1 on December 11, 2020 (the last business day before publication of the Rule 2.7 Announcement), 604 pence per share value is approximately US$7.98 per share, representing an implied enterprise value for Codemasters of US$1.2 billion.

The Acquisition will be conditioned upon, among other things, (i) approval of the Scheme and the related resolutions by the requisite majorities of Codemasters shareholders and the sanction of the High Court of England and Wales, (ii) the receipt of certain clearances under antitrust laws, including in Austria and Germany and (iii) the absence of a material adverse effect on Codemasters and certain other actions related to Codemasters as described in the Rule 2.7 Announcement. The conditions to the Acquisition are set out in full in the Rule 2.7 Announcement. It is expected that, subject to the satisfaction or waiver of all relevant conditions, the Acquisition will be completed in the first calendar quarter of 2021.

The Company reserves the right, subject to the prior consent of the U.K. Panel on Takeovers and Mergers (the “Panel”) and the Co-operation Agreement, to elect to implement the Acquisition by way of a takeover offer (as such term is defined in the Companies Act).

Co-operation Agreement

Pursuant to the Co-operation Agreement, among other things, Codemasters has agreed to provide the Company with such information and assistance as may be reasonably required for the purposes of making any filings, notifications or submissions to any regulatory authority, and the Company has given certain undertakings to implement the Acquisition. The Co-operation Agreement also includes certain arrangements relating to Codemasters’ share option plans.

The Co-operation Agreement may be terminated (i) upon mutual written agreement of the parties, (ii) if the Codemasters board of directors withdraws or qualifies their recommendation of the Scheme, (iii) if a competing proposal is recommended by the Codemasters board of directors or becomes effective, (iv) if a condition to the Acquisition has not been (or becomes incapable of being) satisfied or waived, (v) if the Acquisition is withdrawn or lapses (other than where such lapse or withdrawal is a result of the exercise of a right to switch to a takeover offer) or (vi) if the Acquisition has not been consummated on or before June 30, 2021 or such later date as agreed by the parties.

Further information relating to the Co-operation Agreement is contained in the Rule 2.7 Announcement.

The foregoing summaries of the Rule 2.7 Announcement and the Co-operation Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the text of the Rule 2.7 Announcement, which is attached as Exhibit 2.1 hereto, and the Co-operation Agreement, which is attached as Exhibit 2.2 hereto, each of which is incorporated by reference herein.

Item 7.01    Regulation FD Disclosure.

The information contained above in Item 1.01 with respect to the Rule 2.7 Announcement is hereby incorporated by reference into this Item 7.01.

Item 8.01    Other Events.

On December 14, 2020, the Company issued a press release announcing the terms of the Offer and provided supplemental information regarding the Acquisition in a presentation to analysts and investors. The press release and the investor presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Rule 2.7 Announcement, dated December 14, 2020.
2.2	Co-operation Agreement, dated December 14, 2020, by and between the Company and Codemasters.
99.1	Press Release, dated December 14, 2020.
99.2	Investor Presentation, dated December 14, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Information

Some statements set forth in this Current Report on Form 8-K contain forward-looking statements that are subject to change. Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions also identify forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: the impact of the Acquisition’s announcement on the Company’s business and operating results; the occurrence of any circumstance or any other events that could give rise to the termination of the Acquisition, or the failure to meet conditions to complete the Acquisition, including the receipt of all necessary regulatory approvals; the Company’s ability to successfully integrate Codemasters’ operations and employees; the impact of the COVID-19 pandemic, sales of the Company’s products and services; the Company’s ability to develop and support digital products and services, including managing online security and privacy; outages of our products, services and technological infrastructure; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; governmental regulations; the effectiveness of the Company’s sales and marketing programs; timely development and release of the Company’s products and services; the Company’s ability to realize the anticipated benefits of acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; general economic conditions; changes in our tax rates or tax laws; and other factors described in Part II, Item 1A of Electronic Arts’ latest Quarterly Report on Form 10-Q under the heading “Risk Factors”, as well as in other documents we have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2020.

These forward-looking statements are current as of December 14, 2020. Electronic Arts assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law.

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Rule 2.7 Announcement, dated December 14, 2020.
2.2	Co-operation Agreement, dated December 14, 2020, by and between the Company and Codemasters.
99.1	Press Release, dated December 14, 2020.
99.2	Investor Presentation, dated December 14, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	December 14, 2020	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Executive Vice President, General Counsel and Corporate Secretary